THE MAINSTAY GROUP OF FUNDS

MainStay Balanced Fund

MainStay U.S. Small Cap Fund

Supplement dated May 25, 2012 (“Supplement”) to the Summary Prospectuses

and Prospectuses, each dated February 28, 2012

This Supplement updates certain information contained in the Summary Prospectuses and Prospectuses for MainStay Balanced Fund and MainStay U.S. Small Cap Fund (the “Funds”), each a series of Eclipse Funds (the “Trust”). You may obtain copies of the Funds’ Summary Prospectuses, Prospectuses and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), or by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054. These documents are also available on the Funds’ website at mainstayinvestments.com. Please review this important information carefully.

At a special meeting held on May 21, 2012, each Fund’s shareholders approved an Agreement and Plan of Reorganization providing for the acquisition of all of the assets and liabilities of each Fund by a corresponding newly formed series of MainStay Funds Trust (each an “Acquiring Fund”), in exchange for shares of the Acquiring Fund followed by the complete liquidation of each Fund (the “Reorganizations”).

As of May 25, 2012, the Reorganizations are complete. All references to the Funds, as series of the Trust, are hereby deleted. The Acquiring Funds are covered by a new Prospectus and new Summary Prospectuses, each dated May 25, 2012.

This supplement supersedes the supplement dated February 28, 2012.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.